August 2, 1996

VIA FACSIMILE MAIL


Hunters Partners Limited
Partnership              The Balcor Company       Daniel J. Perlman, Esq.
c/o The Balcor Company   2355 Waukegan Road       Katten Muchin & Zavis
2355 Waukegan Road       Suite A200               Suite 2100
Suite A200               Bannockburn, Illinois    525 W. Monroe Street
Bannockburn, Illinois    60015                    Chicago, Illinois
60015                    Attn.:  Al Lieberman     60661
Attn.:  Ilona Adams

          Re:  Agreement of Sale, dated as of the 25th day of June, 1996
               (the "Agreement") between Hunters Partners Limited Partnership, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Hunter's Glen Apartments, Chesterfield, Missouri (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests an extension of the Approval Period, as such term is defined in Section 16(A) of the Agreement, from August 5, 1996 until 5:00 CDT on August 23, 1996. Purchaser further requests that the Closing Date, as such term is defined in Section 8 of the Agreement, be changed from August 15, 1996 to August 30, 1996. Please acknowledge Seller's acceptance of these modifications to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.

                         ERP OPERATING LIMITED PARTNERSHIP,
                         an Illinois limited partnership

                         By:  Equity Residential Properties Trust,
                                 a Maryland Real Estate Investment
                                 Trust, its general partner

                         By:  /s/ Shelley L. Dunck
                            ------------------------------------
                                 Shelley L. Dunck
                                 Vice President

Approved and Accepted this 2nd day of August, 1996


HUNTERS PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership

By: Hunters Partners, Inc., an Illinois corporation


     By:  /s/ Alan Lieberman
          ------------------------------
          Alan Lieberman
          Authorized Agent
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